UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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DWS DREMAN VALUE INCOME EDGE FUND, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RESHAPING INVESTING.

DWS INVESTMENTS

Deutsche Bank Group

Doug Beck, Managing Director, Head of Product Management

Michael Clark, Managing Director, President of DWS Funds

Paul Schubert, Managing Director, Treasurer of DWS Funds

William McClayton, Independent Board Member

DWS High Income Trust, DWS Multi-Market Income Trust,
DWS Strategic Income Trust, & DWS Dreman Value Income Edge Fund, Inc.

Table of Contents
n Overview
n DWS High Income Trust
n DWS Multi-Market Income Trust
n DWS Strategic Income Trust
n DWS Dreman Value Income Edge Fund, Inc.
n Board Proposal
n Dissident Proposal
n Dissident History
n Incumbent Director Candidate History

Overview
DWS Investments
DWS Investments is the US retail brand of Deutsche Bank’s global asset management division. DWS is the leading mutual fund brand in Germany and one of the most respected in Europe and Asia. With access to the expertise of a powerful global network in 16 countries, DWS Investments strives to make innovative investment strategies and solutions, traditionally reserved for institutions and high net worth individuals, available to the US retail investor.

DWS Investments manages over $133.4 billion (as of 3/31/2010) in retail and retirement assets in more than 150 mutual funds and variable insurance portfolios across all major asset categories in the US. Organizations under the DWS brand manage approximately $341.4 billion globally (as of 3/31/2010).

DWS High Income Trust
Investment Objective:  The fund seeks to provide the highest current income obtainable, consistent with reasonable risk, with capital gains secondary.
NYSE Symbol:  KHI
Portfolio Manager:  Gary Sullivan
April 30, 2010 NAV:  $9.54
April 30, 2010 Market Price:  $9.38
April 30, 2010 Discount:  -1.68%
April 30, 2010 Market Yield:  8.58%
April 30, 2010 NAV Yield:  8.48%
April 30, 2010 TNA (MM):  $153.99
Dividend:  The Fund has declared distributions to common shareholders monthly with two increases in the last year

Prices and net asset value fluctuate and are not guaranteed. Yields fluctuate and are not guaranteed. Annualized dividend yield is the latest monthly dividend shown as an annualized percentage of net asset value and market price as of 4/30/10.
Annualized dividend yield is simply measures the level of dividends and is not a complete measure of performance.

<HELP> for explanation.
Hit # for Price and NAV tables.
EquityNAV
KHI US Equity
Page 1/10
Fund Premium/Discount
DWS High Income Trust
Range 04/29/88 - 04/30/10
Period M
Currency USD
Premium / Discount
High 36.484% on 7/31/2001
Average 8.729%
Low -23.041% on 9/30/2008
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2010 Bloomberg Finance L.P.
SN 462221 G509-1091-1 06-May-2010 11:06:51

KHI Performance

	31-Mar Premium/(Discount) (%)	1 Year Return Market (%)	1 Year Return NAV (%)	3 Year Return Market (%)	3 Year Return NAV (%)	5 Year Return Market (%)	5 Year Return NAV (%)	10 Year Return Market (%)	10 Year Return NAV (%)
DWS High Income Trust	(2.88)	71.90	59.53	0.91	2.81	2.73	5.89	6.46	7.32
High Current Yield Funds (Leveraged) Average/Total (CE)	1.02	88.03	70.50	(3.99)	(5.61)	3.34	1.97	6.23	5.03
High Current Yield Funds (OE) Average/Total (OE)		N/A	47.35	N/A	3.62	N/A	5.56	N/A	5.42
CSFB High Income		N/A	52.27	N/A	5.83	N/A	7.16	N/A	7.68

Source: Bloomberg
Source: Lipper and DWS Investments. Performance is historical and does not guarantee future results. Investment return and principal value fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from data shown. Please visit
www.dws-investments.com for the fund’s most recent month-end performance.
DWS High Income Trust

DWS Multi-Market Income Trust
Investment Objective:
   The fund seeks to provide high income consistent with prudent total return.  The fund invests in a range of income− producing securities such as US corporate fixed−income securities and debt obligations of foreign governments, their agencies and instrumentalities which may be denominated in foreign currencies and may not be rated.
NYSE Symbol:  KMM
Portfolio Manager:  Gary Sullivan
April 30, 2010 NAV:  $9.54
April 30, 2010 Market Price:  $9.28
April 30, 2010 Discount:  -2.73%
April 30, 2010 Market Yield:  8.98%
April 30, 2010 NAV Yield:  8.80%
April 30, 2010 TNA (MM):  $231.45
Dividend: The Fund has declared distributions to common shareholders monthly with two increases in the last year
Prices and net asset value fluctuate and are not guaranteed. Yields fluctuate and are not guaranteed. Annualized dividend yield is the latest monthly dividend shown as an annualized percentage of net asset value and market price as of 4/30/10.
Annualized dividend yield is simply measures the level of dividends and is not a complete measure of performance.

DWS Investments
Deutsche Bank Group

DWS Multi-Market Income Trust

<HELP> for explanation.
Hit # for Price and NAV tables.
EquityNAV
KMM US Equity
Page 1/10
Fund Premium/Discount
Range 01/31/89 - 04/30/10
Period M
Currency USD
DWS Multi-Market Income Tru
Premium / Discount
High 14.656% on 2/28/2006
Average -2.949%
Low -21.779% on 11/28/2008
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000
Copyright 2010 Bloomberg Finance L.P.
SN 462221 G509-1091-1 06-May-2010 11:08:40

KMM Performance

	31-Mar Premium/(Discount) (%)	1 Year Return Market (%)	1 Year Return NAV (%)	3 Year Return Market (%)	3 Year Return NAV (%)	5 Year Return Market (%)	5 Year Return NAV (%)	10 Year Return Market (%)	10 Year Return NAV (%)
DWS Multi-Mkt Income Trust	(1.27)	69.14	45.82	3.63	6.66	8.05	9.13	11.91	9.84
General Bond Funds Average/Total (CE)	(4.58)	78.01	69.16	3.31	4.95	6.92	6.06	10.33	8.03
General Bond Funds Average/Total (OE)		N/A	15.41	N/A	3.65	N/A	3.87	N/A	6.08
Blend 50% Credit Suisse HY 50% JPM EMBI Global Diversified		N/A	40.96	N/A	6.65	N/A	8.22	N/A	9.31

Source: Lipper and DWS Investments. Performance is historical and does not guarantee future results. Investment return and principal value fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from data shown. Please visit
www.dws-investments.com for the fund’s most recent month-end performance.
Source: Bloomberg

DWS Strategic Income Trust
Investment Objective:  The fund seeks to provide high current income by investing its assets in a combination of (a) lower−rated, corporate fixed−income securities; (b)
 fixed−income securities of emerging markets and other foreign issuers;
 and (c) fixed−income securities of the US government and its agencies and instrumentalities, and mortgage−backed issuers.
NYSE Symbol:  KST
Portfolio Manager:  Gary Sullivan
April 30, 2010 NAV:  $13.37
April 30, 2010 Market Price:  $12.45
April 30, 2010 Discount:  -6.88%
April 30, 2010 Market Yield:  8.67%
April 30, 2010 NAV Yield:  8.07%
April 30, 2010 TNA (MM):  $62.69
Dividend:  The Fund has declared distributions to common shareholders monthly with five increases in the last year
Prices and net asset value fluctuate and are not guaranteed. Yields fluctuate and are not guaranteed. Annualized dividend yield is the latest monthly dividend shown as an annualized percentage of net asset value and market price as of 4/30/10.
Annualized dividend yield is simply measures the level of dividends and is not a complete measure of performance.

<HELP> for explanation.
Msg:BB ALERT
Hit # for Price and NAV tables.
KST US Equity
Page 1/8 Fund Premium/Discount
Range 04/29/94 - 04/30/10
Period M
Currency USD
DWS Strategic Income Trust
Premium / Discount
High 36.267% on 10/30/1998
Average 4.815%
Low -21.744% on 11/28/2008
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2010 Bloomberg Finance L.P.
SN 462221 G509-1091-1 06-May-2010 11:17:34

KST Performance

	31-Mar	1 Year Return		3 Year Return		5 Year Return		10 Year Return	
	Premium/(Discount) (%)	Market (%)	NAV (%)	Market (%)	NAV (%)	Market (%)	NAV (%)	Market (%)	NAV (%)
DWS Strategic Income Trust	(9.37)	60.70	44.57	(1.41)	6.26	8.04	8.74	8.75	10.11
General Bond Funds Average/Total (CE)	(4.58)	78.01	69.16	3.31	4.95	6.92	6.06	10.33	8.03
General Bond Funds Average/Total (OE)		N/A	15.41	N/A	3.65	N/A	3.87	N/A	6.08
Blend 50% Credit Suisse HY 50% JPM EMBI Global Diversified		N/A	40.96	N/A	6.65	N/A	8.22	N/A	9.31

Source: Bloomberg
Source: Lipper and DWS Investments. Performance is historical and does not guarantee future results. Investment return and principal value fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from data shown. Please visit www.dws-
investments.com for the fund’s most recent month-end performance.
DWS Strategic Income Trust

Fund Facts
 n For the 1-year time period ending March 31, 2010, each Fund has outperformed its benchmark on a net asset value basis. KHI, KMM, and KST returned 60.23%, 46.81%, and 46.44% respectively versus 52.27%, 40.96% and 40.96%
 for the benchmark.
 n The management team has taken a more disciplined approach to investing, while reducing overall risk, resulting in the strong performance mentioned above.
 n The Funds have declared distributions to common shareholders monthly with two increases for KHI and KMM, and and five increases for KST in the last year.
 n The Funds may from time to time repurchase shares of the Fund in the open market at the option of the Board of
 Directors and on such terms as the Directors may determine.
 n Pursuant to its prospectus, KHI must submit a proposal at the annual meeting of shareholders to convert to an open-
 end fund if the Fund’s shares have traded at an average discount from NAV of more than 10% as of the end of the last trading day in each week during the period of 12 calendar weeks preceding the beginning of the calendar year.
 n Programs to maintain market awareness including:
 nParticipation in industry conferences
 nComprehensive website: www.dws-investments.com
 nDedicated Toll-free shareholder line: 1-800-349-4281
 nS&P Independent Fund Research Reports
Gary Sullivan, CFA, Managing Director
Head of High Yield Bond Portfolio Management, High Yield Strategies: New York
Joined the Company in 1996, having served as the head of the High Yield group in Europe and an Emerging Markets portfolio manager, after four years at Citicorp as a research analyst and CMO structurer on the MBS trading desk. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991
BS from the United States Military Academy (West Point); MBA from New York University, Stern School of Business
Performance is historical and does not guarantee future results. See pages 5, 7 and 9 for complete standardized performance information.
Performance data source is Unimputed and Unadjusted from State Street Performance
KHI, KMM, KST

DWS Dreman Value Income Edge Fund, Inc.
Investment Objective:  The fund seeks to achieve a high level of total return.
NYSE Symbol:  DHG
Portfolio Manager:  Dreman Value Management LLC (“DVM”)
April 30, 2010 NAV:  $15.09
April 30, 2010 Market Price:  $13.40
April 30, 2010 Discount:  -11.20%
April 30, 2010 Market Yield:  6.70%
April 30, 2010 NAV Yield:  5. 96%
April 30, 2010 TNA (MM):  $377.20
Dividend:  The Fund has declared distributions to common shareholders monthly with two increases in the last six-months
Prices and net asset value fluctuate and are not guaranteed. Yields fluctuate and are not guaranteed. Annualized dividend yield is the latest monthly dividend shown as an annualized percentage of net asset value and market price as of 4/30/10.
Annualized dividend yield is simply measures the level of dividends and is not a complete measure of performance.

DWS Investments
Deutsche Bank Group

<HELP> for explanation.
Hit # for Price and NAV tables.
EquityNAV
DHG US Equity
Page 1/3 Fund Premium/Discount
Range 11/30/06 - 04/30/10
Period M
Currency USD
DWS Dreman Value Income E
Premium / Discount
High 5.239% on 12/29/2006
Average -14.171%
Low -24.276% on 3/31/2009
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000
Copyright 2010 Bloomberg Finance L.P.
SN 462221 C509-1091-1 06-May-2010 11:18:38

DHG Performance

	31-Mar	1 Year Return		3 Year Return		5 Year Return		Fund Inception Return	
	Premium/(Discount) (%)	Market (%)	NAV (%)	Market (%)	NAV (%)	Market (%)	NAV (%)	Market (%)	NAV (%)
DWS Dreman Value Income Edge	(12.20)	106.70	75.42	(20.76)	(19.41)	N/A	N/A	(19.76)	(17.05)
Core Funds Average/Total (CE)	(1.64)	65.02	48.49	(7.83)	(7.02)	1.47	0.79	3.39	4.41
High Current Yield Funds (OE) Average/Total (OE)		N/A	47.35	N/A	3.62	N/A	5.56	N/A	N/A
Blend 20% CSFB Tremont LS; 40% Zacks HY Hog; 40% BarCap HY		N/A	56.03	N/A	(0.92)	N/A	3.50	N/A	N/A

Source: Bloomberg
Source: Lipper and DWS Investments. Performance is historical and does not guarantee future results. Investment return and principal value fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from data shown. Please visit
www.dws-investments.com for the fund’s most recent month-end performance.
DWS Dreman Value Income Edge Fund, Inc.

David Dreman, Chairman and Chief Investment Officer, (DVM)
Founded Dreman Value Management in 1977
Previously was an investment advisor and security analyst for more than 20 years, including director of New York Research for
Rauscher Pierce Refsnes Securities Corp., senior investment officer with J&W Seligman and senior editor with Value Line Investment
Service
Has written four widely acclaimed books on low-P/E value investment strategies and has been a regular columnist for Forbes for 29 years
E. Clifton Hoover, Jr., Co-chief Investment Officer, (DVM)
Joined Dreman Value Management in November 2006. Currently serves as a portfolio manager for small- and all-cap products
Prior to joining the firm, was a managing director and portfolio manager at NFJ Investment Group from 1997 to 2006;
Was a vice president of corporate finance at Credit Lyonnais from 1992 to 1997; a financial analyst at Citibank from 1990 to 1992; and a credit analyst/corporate loan officer for RepublicBank (now Bank of America) from 1985 to 1990
Received a master’s degree from Texas Tech University
Jim Hutchinson, President, (DVM)
Joined Dreman Value Management in October 2000
Has responsibility for oversight of the marketing function and is a member of the investment committee of the firm
Prior to joining Dreman Value Management, was associated with the Bank of New York for more than 30 years in both corporate finance and trust/investment management capacities. Was elected president of the Bank of New York (NJ) in 1995, where he was involved in both portfolio management and client portfolio structuring
Received a bachelor’s degree in economics from Moravian College and has done graduate work at Pace University in New York
No
Picture
Available
Karan Chopra, High Yield Portfolio Manager, (DVM)
Joined Dreman Value Management in 2010
High Yield Portfolio Manager
Before joining Dreman, Karan spent the last five years as a senior proprietary credit trader and portfolio manager for National City Bank
(now part of PNC) where he was responsible for a $500 million proprietary credit trading book.
Received a bachelor’s degree from Colgate University in 1990 and received his MBA in Finance from Case Western Reserve University in 1996.
DWS Dreman Value Income Edge Fund, Inc.

Income Producing Securities (Stocks and Bonds)
+
Hedge Strategy
Difference between low P/E stocks and High P/E stocks
+
S&P 500 return
=
Closed-End Fund

- **Income (Stocks and Bonds)** producing securities provide a high level of current income while diversifying the portfolio to limit overall volatility.
- **Contrarian Value Hedge Strategy:** Hedge strategy designed to enhance long-term returns by capitalizing on the out performance of value strategies
  - Short High P/E Stocks
  - Long Low P/E Stocks
  - Differential added to return of the S&P 500

Outlook and Positioning

- Positive view of the high-yield bonds held in the fund, particularly those in the health care sector. Also see the energy trusts held by the fund, many of which are yielding in the neighborhood of 10%, as being solid long-term investments despite their short-term volatility.

Overall Strategy
 n The funds investment objective is pursued through a combination of an income strategy designed to generate regular income with the potential for capital appreciation while reducing volatility (the "Income Strategy’’), and a quantitative long/short strategy designed to seek returns that are uncorrelated with the market (the "Hedge Strategy’’).
 n Moving out of any illiquid securities and focusing on very liquid securities with tight bid/ask spreads.
 n Reducing all positions that were $20 mm+ and keeping most in the $2 million - $5 million range.
DWS Dreman Value Income Edge Fund, Inc.

Fund Facts
 n For the 1-year time period ending March 31, 2010, the Fund has significantly outperformed its benchmark as well as its Lipper peer group on a net asset value basis. The Fund returned 77.58% versus 56.03% for the blended benchmark and 48.07% for its respective Lipper Closed End Core Peer Group.
 n The management team has taken a more diversified approach to investing, while reducing overall risk, resulting in the strong performance mentioned above.
 n The Fund has declared distributions to common shareholders monthly since inception with two increases in the last six-months.
 n The Fund extended its Share Repurchase Program of an aggregate of up to 5% of its outstanding shares from
 December 1, 2009 until November 30, 2010 to continue to address the Fund’s discount to net asset value. Since the program’s inception 1,106,901 shares have been repurchased accretive to NAV by $0.09.
 n The Board requested and DWS agreed to reduce the Fund’s contractual management fee rate by 0.15% effective
 December 1, 2009 through September 30, 2010.
 n Karan Chopra was recently named a Portfolio Manager of the Fund.
 n Programs to maintain market awareness including:
 nParticipation in industry conferences
 nComprehensive website: www.dws-investments.com
 nDedicated Toll-free shareholder line: 1-800-349-4281
 nS&P Independent Fund Research Reports
Performance data source is Unimputed and Unadjusted from State Street Performance.
Performance is historical and does not guarantee future results. See page 12 for complete standardized performance information.
DWS Dreman Value Income Edge Fund, Inc.

On May 24, 2010 KHI, KMM, KST and DHG will hold their Annual Meeting of Stockholders1
KHI, KMM and KST
 n Re-elect 4 current Board Members to the Board of each Fund
DHG
 n Re-elect 4 current Board Members
 n Vote AGAINST a stockholder proposal from Western Investment LLC requesting that the Board take the necessary steps to declassify the Fund's Board of Directors.
1A majority voting standard is considered essential to giving long-term shareholders an effective voice in decisions to change the fundamental structure and direction of their investment. Under plurality voting a well-financed arbitrageur can gain control of a fund with as little as 25% of the outstanding shares, many or most or which may be his own.
What is the Board Proposing?

KHI, KMM and KST
 n Elect their nominee (Art Lipson) to the Board.
 n Such proposal was not timely submitted in accordance with the Funds advance notice by-law provision and will not be considered at the meeting.
DHG
 n Elect 4 Western Investment nominees.
 n Approve Western Investment's shareholder proposal that requests that the Board take the necessary steps to declassify the Board so that all directors are elected on an annual basis.
What is the Dissident Proposing?

What is the dissident experience and interest?
Dissident Nominees
Arthur D. Lipson
William J. Roberts
Robert H. Daniels
Gregory R. Dube
Mr. Lipson’s nominees have no meaningful experience serving as directors of registered investment companies
 1. With the exception of Mr. Lipson’s brief tenure as a dissident director of one Pioneer Fund, none of them have any experience dealing with the many complex regulatory and compliance issues facing fund directors today.
With the exception of Mr. Lipson, none of the dissident nominees own any shares of the Fund except for Mr. Daniels who recently purchased less than 1% of the outstanding shares. Even Mr. Lipson, who nominally owns shares directly and through Western, does not really share the interest of other shareholders.
Mr. Lipson and his nominees do not share the interests of all shareholders
 n Mr. Lipson’s nominees are not capable of fairly and dispassionately considering the interests of all shareholders. They are committed to a single, announced course of action.
 n Mr. Lipson is seriously conflicted because of his duties to Western. He is focused on the short-term gains of his hedge funds versus the long-term interests of shareholders in the Funds.
 n The other dissident nominees are seriously conflicted because they owe their nominations solely to Mr. Lipson.

Incumbent Director Candidates Are Better Qualified
The Board is composed of thirteen members, twelve of whom meet the conditions imposed by the Investment Company Act of
1940 for being “disinterested” (“independent”) Board members. The nominees, all of whom are currently independent Board members, were nominated by the Board’s Nominating and Governance Committee, which is composed entirely of independent
Board members.
Aligned Shareholder Interest
n In contrast to Mr. Lipson’s nominees, the current Board’s nominees have combined 86 years of experience in protecting the interest of shareholders of many different types of funds and under many different challenging circumstances.
n In contrast to Mr. Lipson’s nominees, certain of our Board nominees have invested their personal assets in the Funds and share the interest of other shareholders in the performance of the funds. Each Board nominee has at least $200,000 of his or her own assets invested in the various DWS funds he or she oversees.
n In contrast to Mr. Lipson’s nominees, our Board nominees are not beholden to any special interest. They are completely independent of the advisor and owe their allegiance solely to the Fund and its shareholders.
The re-election of the current Board members is in the best interests of the Funds and its stockholders because they will fairly and objectively consider the interests of all stockholders in determining the future direction of the Funds, including the interests of those stockholders who have purchased Fund shares seeking a long-term investment opportunity and the special advantages provided by the closed-end fund structure.

Incumbent Director Candidates
Board Nominees
Henry P. Becton, Jr. - Board member since 1990. Vice Chair and former President, WGBH Educational Foundation;
Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company (medical technology company); Lead Director, Belo Corporation (media company); Public Radio International; Public Radio Exchange (PRX); The
PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New
England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public
Broadcasting Service.
Paul Freeman - Board member since 1993. Chair-person since 2009. Consultant, World Bank/Inter-American Development
Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The
Eric Group, Inc. (environmental insurance) (1986-1998); Member, Governing Council of Independent Directors Council (national organization for independent directors of mutual funds that is supported by the Investment Company Institute) (2008).
William McClayton - Board member since 2004. Private equity investor (since October 2009); previously, Managing Director,
Diamond Management & Technology Consultants, Inc.(global management consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966 -2001); Trustee,
Ravinia Festival.
Jean Gleason Stromberg - Board member since 1997. Consultant (1997-2001); Director, Financial Markets, US Government
Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and
Flora Hewlett Foundation; Business Leadership Council, Wellesley College; former Directorships: Service Source, Inc., Mutual
Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and
1994-1996).

Shares of common stock of closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of common stock of closed-end funds are traded in the open market generally through a stock exchange. Common shares of closed-end funds frequently trade at a discount to net asset value. The price of common shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its common shares will trade at, below, or above net asset value.
DWS High Income Trust, DWS Multi-Market Income Trust and DWS Strategic Income Trust are subject to investment risks. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
Leverage results in additional risks and can magnify the effect of any losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.
DWS Dreman Value Income Edge Fund, Inc. is subject to investment risks. Short sales - which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future - could magnify losses and increase volatility. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Stocks may decline in value. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Leverage results in additional risks and can magnify the effect of any losses.
This presentation is intended only for the exclusive benefit and use of RiskMetrics Group. This presentation was prepared in order to illustrate, on a preliminary basis, a specific investment strategy and does not carry any right of publication or disclosure. Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of Deutsche Asset Management.
The information in this presentation reflects prevailing market conditions and our judgment as of this date, which are subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. We consider the information in this update to be accurate, but we do not represent that it is complete or should be relied upon as the sole source of composite performance or suitability for investment.
Past performance is not indicative of future results. No representation or warranty is made as to the efficacy of any particular strategy or the actual returns that may be achieved. An investment is not a deposit and is not insured by the Federal
Deposit Insurance Corporation or any other government agency or by Deutsche Bank AG or any of its affiliates.
Primary risk considerations

DWS Investments Distributors, Inc.
Tel (800) 349-4281 (Closed-end Funds)
Online: www.dws-investments.com
345 Park Avenue
New York, NY 10154
DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust
Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust
Company. Copyright © 2010 DWS Investments Distributors, Inc. (R-11374-3 5/10)
NOT FDIC/NCUA INSURED MAY LOSE VALUE
NO BANK GUARANTEE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
Important Information